       Fixed Overview Report: CSFB 05-11 Prelim Grp 5

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Summary of Loans in Statistical Calculation Pool		Range
(As of 11/14/2005)

Total Number of Loans	173
Total Outstanding Balance	$103,787,113
Average Loan Balance	$599,926	$298,647 to $1,840,000
Escrow Balance %	0.17%
WA Mortgage Rate	5.663%	5.250% to 6.750%
WA Original Term (months)	178	120 to 180
WA Remaining Term (months)	171	99 to 180
WA Age (months)	7	0 to 81
WA LTV	66.99%	24.58% to 95.00%
WA CLTV	69.48%	24.58% to 95.00%
WA FICO	743	639 to 819
Balloon	0.74%
California North	5.68%
California South (ZIP : 90000 - 93600)	9.81%
Size (% of pool) Jumbo/Super-Jumbo	100.00%
Conforming (Size=C)	0.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	0.98%

Top 10 States	Top 10 Prop	Doc Types	Provided Doc	Purpose Codes	Occ Codes	Orig PP Term	IO Loans
CA 15.49%	SFR 71.09%	FL/AL 40.58%	Full 22.05%	CO 39.09%	P 84.75%	0 99.02%	0 91.44%
FL 12.46%	PUD 22.22%	SS 4.41%	Alt 13.45%	P 34.90%	S 10.77%	60 0.98%	120 8.56%
NJ 7.64%	CO 5.09%	NAV/NIV 9.51%	X 11.47%	RT 26.01%	I 4.48%
IL 6.87%	2-4F 1.17%	RE 19.23%	Fannie/ 8.10%
MI 5.27%	CP 0.43%	ALT 21.55%	1 6.97%
TX 4.47%		LT 4.72%	Preferre 6.59%
CO 4.23%			4.28%
OH 3.99%			Y 3.66%
AL 3.87%			F 3.60%
NY 3.72%			FULL/AL 3.00%

____________________________________________________________________________________________________

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV

All	103,787,112.68	173	100.00	599,925.51	5.25	6.75	5.66	5.43	171	7	743	67

orig_balance
300000.01 =< ... < 400000.01	378,813.05	1	0.36	378,813.05	5.50	5.50	5.50	5.30	177	3	769	95
400000.01 =< ... < 500000.01	28,191,483.67	65	27.16	433,715.13	5.25	6.75	5.68	5.45	171	9	751	71
500000.01 =< ... < 600000.01	21,147,128.02	39	20.38	542,234.05	5.25	6.75	5.64	5.40	171	7	742	65
600000.01 =< ... < 700000.01	18,029,077.73	28	17.37	643,895.63	5.25	6.50	5.55	5.33	172	4	744	69
700000.01 =< ... < 800000.01	10,931,019.43	15	10.53	728,734.63	5.38	6.63	5.84	5.61	171	9	716	64
800000.01 =< ... < 900000.01	8,553,097.64	10	8.24	855,309.76	5.25	6.50	5.63	5.41	173	7	734	65
900000.01 =< ... < 1000000.01	8,577,859.25	9	8.26	953,095.47	5.38	6.50	5.63	5.40	166	8	745	56
1000000.01 =< ... < 1250000.01	4,778,479.38	4	4.60	1,194,619.85	5.50	5.88	5.60	5.37	177	3	763	70
>= 1250000.01	3,200,154.51	2	3.08	1,600,077.26	5.63	6.25	5.98	5.73	176	4	770	74

Sched_Balance
200000.01 =< ... < 300000.01	298,646.96	1	0.29	298,646.96	5.75	5.75	5.75	5.50	99	81	799	55
300000.01 =< ... < 400000.01	2,782,581.98	8	2.68	347,822.75	5.50	6.75	6.46	6.19	134	46	735	72
400000.01 =< ... < 500000.01	26,822,405.15	60	25.84	447,040.09	5.25	6.75	5.64	5.41	174	6	752	71
500000.01 =< ... < 600000.01	19,813,790.65	36	19.09	550,383.07	5.25	6.38	5.57	5.34	174	4	742	65
600000.01 =< ... < 700000.01	19,263,179.33	30	18.56	642,105.98	5.25	6.63	5.62	5.39	169	7	745	68
700000.01 =< ... < 800000.01	10,431,485.34	14	10.05	745,106.10	5.38	6.63	5.80	5.57	173	7	716	65
800000.01 =< ... < 900000.01	9,526,979.85	11	9.18	866,089.08	5.25	6.50	5.62	5.40	166	8	719	63
900000.01 =< ... < 1000000.01	6,869,409.53	7	6.62	981,344.22	5.38	5.75	5.56	5.33	177	3	764	56
1000000.01 =< ... < 1250000.01	4,778,479.38	4	4.60	1,194,619.85	5.50	5.88	5.60	5.37	177	3	763	70
>= 1250000.01	3,200,154.51	2	3.08	1,600,077.26	5.63	6.25	5.98	5.73	176	4	770	74

state TOP 10
Other	33,200,887.86	60	31.99	553,348.13	5.25	6.75	5.65	5.42	171	6	748	70
CA	16,080,038.02	24	15.49	670,001.58	5.25	6.63	5.71	5.49	172	8	727	59
FL	12,931,792.12	20	12.46	646,589.61	5.38	6.75	5.89	5.63	172	8	749	72
NJ	7,926,837.13	12	7.64	660,569.76	5.50	6.75	5.66	5.44	175	5	720	59
IL	7,132,149.26	12	6.87	594,345.77	5.25	5.63	5.47	5.23	177	3	750	61
MI	5,470,496.10	7	5.27	781,499.44	5.38	5.63	5.54	5.31	176	4	760	71
TX	4,636,814.34	9	4.47	515,201.59	5.38	6.50	5.63	5.40	145	15	739	69
CO	4,391,124.61	7	4.23	627,303.52	5.38	5.63	5.51	5.27	176	4	778	67
OH	4,137,188.82	8	3.99	517,148.60	5.25	6.75	5.52	5.27	170	10	727	73
AL	4,019,345.37	7	3.87	574,192.20	5.50	5.88	5.68	5.45	176	4	755	71
NY	3,860,439.05	7	3.72	551,491.29	5.25	6.50	5.74	5.52	169	11	742	65

Orig_LTV
0 =< ... < 50.01	14,020,633.78	23	13.51	609,592.77	5.38	6.63	5.67	5.44	167	10	747	43
50.01 =< ... < 60.01	18,038,816.78	28	17.38	644,243.46	5.25	6.50	5.53	5.30	172	6	745	55
60.01 =< ... < 70.01	20,901,879.29	31	20.14	674,254.17	5.25	6.75	5.75	5.51	168	9	733	66
70.01 =< ... < 80.01	49,542,956.97	88	47.74	562,988.15	5.25	6.75	5.67	5.44	174	6	746	78
80.01 =< ... < 90.01	904,012.81	2	0.87	452,006.41	5.75	5.75	5.75	5.53	177	3	740	87
90.01 =< ... < 100.01	378,813.05	1	0.36	378,813.05	5.50	5.50	5.50	5.30	177	3	769	95

Curr_Rate
5.25 =< ... < 5.5	25,731,673.57	44	24.79	584,810.76	5.25	5.38	5.36	5.14	174	4	748	68
5.5 =< ... < 5.75	49,385,990.54	79	47.58	625,139.12	5.50	5.63	5.56	5.33	175	4	744	65
5.75 =< ... < 6	14,426,263.01	25	13.90	577,050.52	5.75	5.88	5.79	5.55	172	5	750	70
6 =< ... < 6.25	1,843,108.79	3	1.78	614,369.60	6.00	6.00	6.00	5.76	178	2	690	66
6.25 =< ... < 6.5	2,374,576.66	2	2.29	1,187,288.33	6.25	6.38	6.28	6.02	173	7	738	80
6.5 =< ... < 6.75	8,405,101.25	16	8.10	525,318.83	6.50	6.63	6.54	6.27	146	34	738	65
6.75 =< ... < 7	1,620,398.86	4	1.56	405,099.72	6.75	6.75	6.75	6.49	142	38	710	75

Property_Type
2 Family	1,214,837.29	2	1.17	607,418.65	5.63	5.88	5.76	5.51	177	3	780	56
Co-op	450,000.00	1	0.43	450,000.00	5.63	5.63	5.63	5.38	177	3	740	60
Condo	2,832,840.08	5	2.73	566,568.02	5.25	6.50	5.83	5.61	164	16	730	70
Condo - Low Rise <5 floors	1,460,000.00	2	1.41	730,000.00	5.63	5.75	5.66	5.41	178	2	719	64
Condo - Mid Rise 5-8 floors	992,958.31	1	0.96	992,958.31	5.75	5.75	5.75	5.50	177	3	797	67
PUD	23,059,134.00	43	22.22	536,258.93	5.25	6.75	5.66	5.43	167	7	738	70
Single Family Detached	4,255,000.00	7	4.10	607,857.14	5.38	6.00	5.64	5.39	178	2	714	63
Single Family Residence	69,522,343.00	112	66.99	620,735.21	5.25	6.75	5.66	5.43	172	7	747	67

Purpose
Purchase	36,226,881.79	62	34.90	584,304.55	5.25	6.75	5.63	5.40	173	5	757	74
Refinance - Cashout	40,565,336.88	68	39.09	596,549.07	5.25	6.75	5.66	5.43	174	6	731	64
Refinance - Rate Term	26,994,894.01	43	26.01	627,788.23	5.25	6.63	5.71	5.48	165	11	744	61

Occupancy
Investment	4,652,047.35	9	4.48	516,894.15	5.63	6.50	6.12	5.88	173	7	756	73
Primary	87,954,916.18	149	84.75	590,301.45	5.25	6.75	5.63	5.40	171	7	739	66
Secondary	11,180,149.15	15	10.77	745,343.28	5.25	6.50	5.75	5.50	176	4	777	73

Orig_Term
120 =< ... < 132	2,705,075.97	4	2.61	676,268.99	5.38	5.75	5.57	5.33	111	9	697	62
180 =< ... < 192	101,082,036.71	169	97.39	598,118.56	5.25	6.75	5.67	5.43	173	7	745	67

Doc_Type
ALT	22,366,575.31	36	21.55	621,293.76	5.25	5.88	5.53	5.31	177	3	738	67
Full	42,115,117.59	67	40.58	628,583.84	5.38	6.75	5.74	5.51	167	12	753	66
Lite Doc	4,901,117.18	7	4.72	700,159.60	5.38	6.00	5.56	5.31	169	3	753	70
No Income Verification	9,870,117.14	17	9.51	580,595.13	5.38	6.50	5.69	5.44	177	3	732	63
Reduced (partial)	19,959,499.97	38	19.23	525,250.00	5.25	6.75	5.59	5.36	175	5	733	70
Stated / Stated	4,574,685.49	8	4.41	571,835.69	5.38	6.63	5.94	5.70	159	5	740	66

Fico
600 =< ... < 650	1,808,543.05	3	1.74	602,847.68	5.50	6.38	5.99	5.73	173	7	640	72
650 =< ... < 700	16,030,413.09	27	15.45	593,719.00	5.38	6.75	5.72	5.49	165	10	679	65
700 =< ... < 750	34,744,401.18	57	33.48	609,550.90	5.25	6.75	5.64	5.42	173	6	723	67
750 =< ... < 800	44,238,415.83	73	42.62	606,005.70	5.25	6.75	5.65	5.42	172	7	777	66
800 =< ... < 850	6,965,339.53	13	6.71	535,795.35	5.38	5.88	5.61	5.37	176	4	807	70

Prepay_Months
0	102,766,612.68	171	99.02	600,974.34	5.25	6.75	5.66	5.43	171	7	744	67
60	1,020,500.00	2	0.98	510,250.00	5.63	5.75	5.68	5.43	179	1	712	77

interest_only_period
0	94,902,430.01	161	91.44	589,456.09	5.25	6.75	5.65	5.41	171	7	742	66
120	8,884,682.67	12	8.56	740,390.22	5.63	6.25	5.86	5.61	176	4	763	75